Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

Michael V. Shustek, as President and Chief Executive Officer of The Parking REIT, Inc. (the "Registrant"), and Brandon Welch, as Interim Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Registrant's Report on Form 10-Q for the nine months ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 15, 2018

/s/ Michael V. Shustek
Michael V. Shustek
Chief Executive Officer (Principal Executive Officer)
The Parking REIT, Inc.

Date: November 15, 2018

/s/ Brandon Welch
Brandon Welch
Interim Chief Financial Officer
(Interim Principal Accounting Officer) The Parking REIT, Inc.